Summary Prospectus December 26, 2017

Natixis Loomis Sayles Short Duration Income ETF
NYSE Arca: LSST

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at im.natixis.com/us/etfs/natixis-loomis-sayles-short-duration-income-etf/LSST. You can also get this information at no cost by calling 800-458-7452 or by sending an e-mail request to etf@natixis.com. The Fund’s Prospectus and Statement of Additional Information, each dated December 26, 2017, as may be revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus.

Investment Goal

The Fund’s investment objective is current income consistent with preservation of capital.

Fund Fees & Expenses

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may also pay brokerage commissions on the purchase and sale of shares of the Fund, which are not reflected in the table.  If such expenses were reflected, the expenses set forth below would be higher.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.30%
Distribution and/or service (12b-1) fees	0.00%
Other expenses[1]	0.57%
Total annual fund operating expenses	0.87%
Fee waiver and/or expense reimbursement[2]	0.49%
Total annual fund operating expenses after fee waiver and/or expense reimbursement	0.38%
1	”Other expenses” are based on estimated amounts for the fiscal year ending December 31, 2018.
2	Natixis Advisors, L.P. (“Natixis Advisors” or the “Adviser”) has given a binding contractual undertaking to the Fund to limit the amount of the Fund’s total annual fund operating expenses to 0.38% of the Fund’s average daily net assets, exclusive of brokerage expenses, interest expense, taxes, acquired fund fees and expenses, organizational and extraordinary expenses, such as litigation and indemnification expenses. This undertaking is in effect through April 30, 2019 and may be terminated before then only with the consent of the Fund’s Board of Trustees. The Adviser will be permitted to recover management fees waived and/or expenses reimbursed to the extent that expenses in later periods fall below 0.38% of the Fund’s average daily net assets or the lower expense limit in effect when the Adviser seeks to recover the fees waived and/or expenses reimbursed. The Fund will not be obligated to repay any such waived/reimbursed fees and expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs (based on estimated Fund expenses) would be:

1 year	3 years
$39	$211

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes for you if your Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the fund has not commenced operations as of the date of this prospectus, there is no portfolio turnover to report.

Fund Summary

Investments, Risks and Performance

Principal Investment Strategies

Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings made for investment purposes) in fixed-income securities such as bonds, notes and debentures, as well as other investments that Loomis, Sayles & Company, L.P. (“Loomis Sayles” or the “Subadviser”) believes have similar economic characteristics (such as loans). It is anticipated that the Fund’s weighted average duration will generally be between one and three years. Duration is a measure of the expected life of a fixed-income security that is used to determine the sensitivity of a security’s price to changes in interest rates. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. By way of example, the price of a bond fund with an average duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

The Fund seeks its objective by investing primarily in investment-grade fixed-income securities. Each security is evaluated on the basis of its expected contribution to risk and return of the portfolio relative to the benchmark. “Investment-grade fixed-income securities” are those securities that are rated in one of the top four rating categories at the time of purchase by at least one of the three major rating agencies (Moody’s Investors Service, Inc. (“Moody’s”), Fitch Investor Services, Inc. (“Fitch”) or S&P Global Ratings (“S&P”)) or, if unrated, securities determined by the Subadviser to be of comparable quality. The Fund may also invest up to 15% of its assets, at the time of purchase, in bonds rated below investment grade (i.e., none of the three major ratings agencies have rated the securities in one of their top four ratings categories) (commonly known as “junk bonds”), or, if unrated, securities determined by the Subadviser to be of comparable quality. The Fund may invest in U.S. dollar-denominated foreign securities, including emerging market securities. For the purposes of determining whether a particular country is considered a developed or emerging market, the Fund will use a country’s sovereign quality rating. An emerging market country is defined as a country which carries a sovereign quality rating below investment grade by either S&P or Moody’s, or is unrated by both S&P and Moody’s.

In deciding which securities to buy and sell, Loomis Sayles may consider a number of factors related to the bond issue and the current bond market, including for example, the stability and volatility of a country’s bond markets, the financial strength of the issuer, current interest rates, current valuations and Loomis Sayles’ expectations regarding general trends in interest rates. Loomis Sayles will also consider how purchasing or selling a bond would impact the overall portfolio’s risk profile (for example, its sensitivity to interest rate risk and sector-specific risk) and potential return (income and capital gains).

The fixed-income securities in which the Fund may invest include, among other things, corporate bond and other debt securities (including junior and senior bonds), variable and floating rate securities, U.S. government securities, mortgage-backed securities and other asset-backed securities and securities issued pursuant to Rule 144A under the Securities Act of 1933 (“Rule 144A securities”). The Fund may also invest in mortgage-related securities (including mortgage dollar rolls and collateralized mortgage obligations (“CMOs”)). The Fund may also engage in futures transactions for hedging and investment purposes.

The Fund may also engage in active and frequent trading of securities. Frequent trading may produce a high level of taxable gains, including short-term capital gains taxable as ordinary income, as well as increased trading costs, which may lower the Fund’s return.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. The Fund does not represent a complete investment program. You may lose money by investing in the Fund.

Authorized Participant Concentration Risk:  Only an authorized participant (“Authorized Participant”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as Authorized Participants, none of which are or will be obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to net asset value (“NAV”) and possibly face trading halts and/or delisting.

Below Investment Grade Fixed-Income Securities Risk: The Fund’s investments in below investment grade fixed-income securities, also known as “junk bonds,” may be subject to greater risks than other fixed-income securities, including being subject to greater levels of interest rate risk, credit/counterparty risk (including a greater risk of default) and liquidity risk. The ability of the issuer to make principal and interest payments is predominantly speculative for below investment grade fixed-income securities.

Credit/Counterparty Risk: Credit/counterparty risk is the risk that the issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The Fund will be subject to credit risks with respect to the counterparties of its derivatives transactions. Many of the protections afforded to participants on organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter (“OTC”) derivatives transactions, such as foreign currency transactions. As a result, in instances when the Fund enters into OTC derivatives transactions, the Fund will be subject to the risk that its counterparties will not perform their obligations under the transactions and that the Fund will sustain losses or be unable to realize gains.

Cybersecurity Risk: Failures or breaches of the electronic systems of the Fund, the Adviser, the Subadviser and the Fund’s other service providers, market makers, listing exchange, Authorized Participants or the issuers of securities in which the Fund invests or with which they do business have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders.

Fund Summary

Derivatives Risk: Derivative instruments (such as those in which the Fund may invest, including treasury futures) are subject to changes in the value of the underlying assets or indices on which such instruments are based. There is no guarantee that the use of derivatives will be effective or that suitable transactions will be available. Even a small investment in derivatives may give rise to leverage risk and can have a significant impact on the Fund’s exposure to securities markets values, interest rates or currency exchange rates. It is possible that the Fund’s liquid assets may be insufficient to support its obligations under its derivatives positions. The use of derivatives for other than hedging purposes may be considered a speculative activity, and involves greater risks than are involved in hedging. The use of derivatives may cause the Fund to incur losses greater than those that would have occurred had derivatives not been used. The Fund’s use of derivatives, such as treasury futures involves other risks, such as the credit risk relating to the other party to a derivative contract, the risk of difficulties in pricing and valuation, the risk that changes in the value of a derivative may not correlate as expected with changes in the value of relevant assets, rates or indices, liquidity risk, allocation risk and the risk of losing more than the initial margin required to initiate derivatives positions. There is also the risk that the Fund may be unable to terminate or sell a derivatives position at an advantageous time or price. The Fund’s derivative counterparties may experience financial difficulties or otherwise be unwilling or unable to honor their obligations, possibly resulting in losses to the Fund.

Emerging Markets Risk: In addition to the risks of investing in foreign investments generally, emerging markets investments are subject to greater risks arising from political or economic instability, nationalization or confiscatory taxation, currency exchange restrictions, sanctions by the U.S. government and an issuer’s unwillingness or inability to make principal or interest payments on its obligations. Emerging markets companies may be smaller and have shorter operating histories than companies in developed markets.

Foreign Securities Risk: Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity. Foreign securities held by the Fund may trade on foreign exchanges that are closed when the securities exchange on which the Fund shares trade is open, which may result in deviations between the current price of a foreign security and the last quoted price for that security (i.e., the Fund’s quote from the closed foreign market). This could result in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Interest Rate Risk: Interest rate risk is the risk that the value of the Fund’s investments will fall if interest rates rise.  Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise.  Interest rate risk generally is greater for funds that invest in fixed-income securities with relatively longer durations than for funds that invest in fixed-income securities with shorter durations.  In addition, an economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell them, negatively impacting the performance of the Fund. Potential future changes in government monetary policy may affect the level of interest rates, and the current historically low interest rate environment increases the likelihood of interest rates rising in the future.

Leverage Risk: Use of derivative instruments may involve leverage.  Leverage is the risk associated with securities or practices that multiply small index, market or asset-price movements into larger changes in value. The use of leverage increases the impact of gains and losses on a fund’s returns, and may lead to significant losses if investments are not successful.

Liquidity Risk:  Liquidity risk is the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them or to receive the price it expects. Decreases in the number of financial institutions willing to make markets in the Fund’s investments or in their capacity or willingness to transact may increase the Fund’s exposure to this risk. Events that may lead to increased redemptions, such as market disruptions or increases in interest rates, may also negatively impact the liquidity of the Fund’s investments when it needs to dispose of them. If the Fund is forced to sell its investments at an unfavorable time and/or under adverse conditions in order to meet redemption requests, such sales could negatively affect the Fund. Securities acquired in a private placement, such as Rule 144A securities, are generally subject to significant liquidity risk because they are subject to strict restrictions on resale and there may be no liquid secondary market or ready purchaser for such securities.  Liquidity issues may also make it difficult to value the Fund’s investments.

Management Risk: A strategy used by the Fund may fail to produce the intended result.

Market/Issuer Risk: The market value of the Fund’s investments will move up and down, sometimes rapidly and unpredictably, based upon overall market and economic conditions, as well as a number of reasons that directly relate to the issuers of the Fund’s investments, such as management performance, financial condition and demand for the issuers’ goods and services.

Mortgage-Related and Asset-Backed Securities Risk: In addition to the risks associated with investments in fixed-income securities generally (for example, credit, liquidity and valuation risk), mortgage-related and asset-backed securities are subject to the risks of the mortgages and assets underlying the securities as well as prepayment risk, the risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. Conversely, there is a risk that a rise in interest rates will extend the life of a mortgage-related or asset-backed security beyond the expected prepayment time, typically reducing the security’s value, which is called extension risk. The Fund also may incur a loss when there is a prepayment of securities that were purchased at a premium. The Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

New and Smaller Sized Fund Risk:  The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders.

Fund Summary

Operational Risk:  The Fund is exposed to operational risk arising from a number of factors, including but not limited to human error, processing and communication errors, errors of the Fund’s service providers, market makers, listing exchange, Authorized Participants or the issuers of securities in which the Fund invests or with which they do business, failed or inadequate processes and technology or systems failures.

Premium/Discount Risk:  Shares of the Fund are listed for trading on the NYSE Arca, Inc. (the “NYSE Arca”) and are bought and sold in the secondary market at market prices that may differ from their most recent NAV. The market value of the Fund’s shares will fluctuate, in some cases materially, in response to changes in the Fund’s NAV, the intraday value of the Fund’s holdings, and the relative supply and demand for the Fund’s shares on the exchange. Disruptions to creations and redemptions, the existence of extreme market volatility or potential lack of an active trading market for shares may result in shares trading at a significant premium or discount to NAV and/or in a reduced liquidity of your investment. During such periods, you may be unable to sell your shares or may incur significant losses if you sell your shares. There are various methods by which investors can purchase and sell shares and various types of orders that may be placed. Investors should consult their financial intermediary before purchasing or selling shares of the Fund. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.

Secondary Market Trading Risk:  Investors buying or selling shares of the Fund in the secondary market will pay brokerage commissions or other charges imposed by broker-dealers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Trading Issues Risk: Trading in shares on the NYSE Arca may be halted in certain circumstances. There can be no assurance that the requirements of the NYSE Arca necessary to maintain the listing of the Fund will continue to be met.

Valuation Risk: Valuation risk is the risk that the Fund has valued certain securities at a higher price than the price at which they can be sold. This risk may be especially pronounced for investments that may be illiquid or may become illiquid.

Risk/Return Bar Chart and Table

Because the Fund has not yet completed a full calendar year, information related to Fund performance, including a bar chart showing annual returns, has not been included in this Prospectus. The performance information provided by the Fund in the future will give some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year-to-year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance.

Management

Investment Adviser

Natixis Advisors, L.P. (“Natixis Advisors” or “Adviser”)

Subadviser

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Portfolio Managers

Christopher T. Harms, Vice President of Loomis Sayles, has served as a portfolio manager since inception.

Clifton V. Rowe, CFA®, Vice President of Loomis Sayles, has served as a porfolio manager since inception.

Kurt L. Wagner, CFA®, CIC, Vice President of Loomis Sayles, has served as a portfolio manager since inception.

Purchase and Sale of Fund Shares

The Fund will issue and redeem shares at NAV only in large blocks of shares, typically 100,000 shares, called “Creation Units.” Only a few financial institutions that are Authorized Participants are authorized to purchase and redeem Creation Units directly with the Fund. Creation Units are typically issued and redeemed in exchange for cash and/or the deposit or delivery of a basket of securities specified each day by the Fund as the securities in exchange for which the Fund will issue or redeem shares.

Individual shares of the Fund may only be purchased and sold in secondary market transactions through broker-dealers. Shares of the Fund are listed for trading on the NYSE Arca, and because shares trade at market prices rather than NAV, shares of the Fund may trade at a price greater than NAV (a premium) or less than NAV (a discount).

Tax Information

Fund distributions are generally taxable to you as ordinary income or capital gains, except for distributions to retirement plans and other investors that qualify for tax-advantaged treatment under U.S. federal income tax law generally. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary or its employees or associated persons to recommend the Fund over another investment. Ask your financial adviser or visit your financial intermediary’s website for more information.

ULSSDI77-1217